SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2002

HCA INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-11239	75-2497104

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)

Incorporation)

One Park Plaza
Nashville, Tennessee 37203

(Address and Zip Code of Principal Executive Offices)

(615) 344-9551

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7(c). Exhibit.
SIGNATURE
COPY OF PRESS RELEASE

Item 5. Other Events.

     On March 28, 2002, HCA Inc. (the “Company”) announced an understanding with the Centers for Medicare and Medicaid Services (“CMS”) to resolve certain Medicare cost report, home office cost statement, and appeal issues between the Company and CMS.

Item 7(c). Exhibit.

Exhibit 20	Copy of press release dated March 28, 2002 relating to understanding reached between the Company and CMS.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.

/s/ John M. Franck II John M. Franck II Vice President and Corporate Secretary

April 1, 2002